Exhibit 99.1

Exhibit 99.1 INVESTOR PRESENTATION AUGUST 2022 MYBRB.BANK ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 1

DISCLOSURE Forward-Looking Statements This presentation of Blue Ridge Bankshares, Inc. (the “Company”) contains forward-looking statements within the substitute competitors’ products and services for the Company’s products and services; the Company’s inability to meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent successfully manage growth or implement its growth strategy; the effect of acquisitions the Company may make, plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of including, without limitation, disruption of employee or customer relationships, and the failure to achieve the management’s beliefs concerning future events, business plans, objectives, expected operating results, and the expected revenue growth and/or expense savings from such acquisitions; the Company’s participation in the PPP assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and are established by the U.S. government and its administration of the loans and processing fees earned under the typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” program; the Company’s involvement, from time to time, in legal proceedings, and examination and remedial “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. The Company cautions that the forward- actions by regulators; the Company’s potential exposure to fraud, negligence, computer theft, and cyber-crime; the looking statements are based largely on management’s expectations and are subject to a number of known and Bank’s ability to pay dividends; and the Bank’s ability to effectively manage its fintech partnerships, and the unknown risks and uncertainties that are subject to change based on factors which are, in many instances, abilities of those fintech companies to perform as expected. beyond its control. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements. The foregoing factors should not be considered exhaustive and should be read together with other cautionary statements that are included elsewhere in documents the Company files from time to time with the SEC including The following factors, among others, could cause the Company’s financial performance to differ materially from those discussed in the section entitled “Risk Factors.” If one or more of the factors affecting forward-looking that expressed in such forward-looking statements: the strength of the United States economy in general and the information and statements proves incorrect, then actual results, performance or achievements could differ strength of the local economies in which it conducts operations; changes in the level of the Company’s materially from those expressed in, or implied by, forward-looking information and statements contained in this nonperforming assets and charge-offs; management of risks inherent in the Company’s real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of collateral and the presentation. Therefore, the Company cautions not to place undue reliance on its forward-looking information and ability to sell collateral upon any foreclosure; the effects of, and changes in, trade, monetary, and fiscal policies statements. The Company will not update the forward-looking statements to reflect actual results or changes in the and laws, including interest rate policies of the Federal Reserve, inflation, interest rate, market, and monetary factors affecting the forward-looking statements. New risks and uncertainties may emerge from time to time, and it fluctuations; changes in consumer spending and savings habits; the Company’s ability to identify, attract, and is not possible for the Company to predict their occurrence or how these risks and uncertainties will affect it. retain experienced management, relationship managers, and support personnel, particularly in a competitive labor environment; technological and social media changes impacting the Company, the Bank, and the financial Non-GAAP Financial Measures services industry, in general; changing bank regulatory conditions, laws, regulations, policies, or programs, whether arising as new legislation or regulatory initiatives, that could lead to restrictions on activities of banks This presentation contains financial information determined by methods other than in accordance with accounting generally, or the Bank in particular, more restrictive regulatory capital requirements, increased costs, including principles generally accepted in the United States of America (“GAAP”). The accounting and reporting policies of the deposit insurance premiums, increased regulations, prohibition of certain income producing activities, or changes Company conform to GAAP and prevailing practices in the banking industry. However, management uses certain in the secondary market for loans and other products; the impact of changes in laws, regulations, and policies non-GAAP measures to supplement the evaluation of the Company’s performance. These non-GAAP measures affecting the real estate industry; the effect of changes in accounting policies and practices, as may be adopted include operating return on average assets, operating return on average equity, operating efficiency ratio, tangible from time to time by bank regulatory agencies, the SEC, the Public Company Accounting Oversight Board, the common equity, tangible total assets, tangible book value per common share, etc. Management believes FASB, or other accounting standards setting bodies; the impact of the COVID-19 pandemic on the Company’s presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a customers and employees, and the associated efforts by the Company and others to limit the spread of the virus; proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures the occurrence of significant natural disasters, including severe weather conditions, floods, health related issues, should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they and other catastrophic events; geopolitical conditions, including acts or threats of terrorism and/or military conflicts, including the military conflict between Russia and Ukraine, or actions taken by the U.S. or other necessarily comparable to non-GAAP performance measures that may be presented by other companies. governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and Reconciliations of GAAP to non-GAAP measures are included at the end of this presentation. economic conditions in the U.S. and abroad; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of users to ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 2

ABOUT BLUE RIDGE BANK Top 10 USDA B&I Lender in 2021 1st Mid-Atlantic bank to join the Gives back to our communities UN-convened Net-Zero Banking Named to Piper Sandler Alliance, helping to lead the Small-All Stars Class of 2021 financial industry in protecting our planet. “Best Small Bank in Virginia” in Newsweek’s ranking of America’s Best Banks 2022. 5 Star Rating from Bauer Financial ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 3

ABOUT BLUE RIDGE BANK Since 1893 Community banking with a national reach. Redefining community and serving the businesses and individuals in our region. MYBRB.BANK ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 4

WHY WE EXIST Our MISSION is to create financial value and opportunity for our shareholders, customers, employees, and communities by PURPOSE providing evolving, flexible, and customized solutions for the needs of our clients….and to have fun while doing it. We act with integrity and PURPOSE while serving others, MISSION commit to success, celebrate achievement, and enjoy every day. We create economic VALUE for our clients, communities, VALUES and shareholders through our commitment to providing financial products and services with a client-centric focus. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 5

STRENGTH IN DATA DATA LAKE IMPLEMENTATION >> Ability to fully customize financial and customer data streams >> Improves financial analysis and management >> Helps make informed recommendations and monitor customer portfolios CUSTOMER RELATIONSHIP MANAGEMENT (CRM) >> Formalizes and tracks referral opportunities between business lines >> Performs data mining to generate sales opportunities and retention leads >> Enhances relationship building and customer engagement through information sharing MARKETING >> Data helps define our customer base leading to improved reach methods >> Combining key data points generates targeted messages >> Data can plan “life stage” marketing strategies for customer retention ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 6

CORPORATE PROFILE GEOGRAPHY 26 Virginia branches; 1 in North Carolina 18 mortgage offices in NC, VA, MD, SC MARKET SHARE (1) #4 community bank market share in Virginia EMPLOYEES 541 Full-time equivalents (FTEs) ASSETS $2.8 billion DEPOSITS $2.3 billion GROSS LOANS $2.1 billion (1) Deposit market share excludes banks with more than $10 billion in total assets as of December 31, 2021. FDIC Market Share Report as of June 30, 2021. Source: S&P Global Market Intelligence and Company financials as of June 30, 2022. Not pictured—mortgage offices in Hilton Head and Columbia, SC ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 7

OUR SERVICE OFFERINGS BRB Commercial Retail Financial Fintech Banking Banking Group Consumer & Government Wealth Middle Market Specialized Community Private BaaS Guaranteed Management Banking Banking Banking Banking Lending Corporate & Personal Trust Employee Deposit Treasury Deposits Purchasing Credit Cards Services Cards Benefits Services Services Mortgage Fintech-Based Banking Lending Embedded Finance ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 8

ESG >> Eliminate single-use plastics by end of 2024 >> Implement email standards to reduce carbon emissions >> Develop a sustainability strategy >> Maintain and enhance recycling programs in all locations Blue Ridge Bank is committed to addressing the risks of >> Support EV’s through branch charging stations climate change, including reducing the carbon emissions of its operations. The company is one of only nine US banks >> Develop SWaM business partnerships and the first in Virginia to commit to environmental >> Create diversity and inclusion management program in 2022 sustainability through joining the Net-Zero Banking Alliance. >> Actively support community development >> Maintain living wage for teammates; currently $17/hour “We are proud to join leading peers from the banking >> Ensure vendors follow ESG guidelines industry in these collective efforts to protect our environment. >> Enhance corporate ESG disclosures We are aligning our operations and lending and investment >> Implement internal audit of ESG platform bank-wide portfolios to achieve net-zero emissions by 2040 while >> Maintain Independent Board of Directors Chairman achieving intermediate performance targets by 2030.”—Brian K. Plum, President and Chief Executive Officer, Blue Ridge Bankshares, Inc. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 9

FINTECH Blue Ridge Bank partners with a wide array of Fintech companies Offering BaaS allows us to amplify our presence and redefine community banking in the digital age by serving customers beyond our branch footprint. Leveraging the opportunities provided by financial technology, we aspire to enhance the lives of all our communities magnifying community banking’s traditional values of service, trust, and responsibility beyond our traditional customer base. Fintech partnerships generate deposits, interest income, and fee income. They also contribute knowledge “Fintech coupled with ESG integration accelerates the and generate accretive strategic and customer relationships. ability to achieve rapid growth and improve the environment while generating substantial returns”—Brian K. Plum, President and Chief Executive Officer, Blue Ridge Bankshares, Inc. Digital Lending Payments Blockchain Digital Wealth Management ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 10

FINTECH PARTNERSHIPS ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 11

FINTECH LOANS & DEPOSITS Source: Company data. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 12

FEATURED FINTECH PARTNER “ dge-Unit partnership is about compliance and community. Tomorrow’s successful banking experiences will be blended with software experiences. Financial products will meet individuals and businesses within their favorite software products. Through our partnership, we make the delivery of such financial products seamless, scalable and safe. We believe that the shift to responsible “embedded finance” is the biggest opportunity in financial services in the coming decade.”—Itai Damti, Chief Executive Officer of Unit ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 13

MIDDLE MARKET BANKING PROGRESS TO DATE >> Recruited Team Leads in Charlotte NC and Hampton Roads, VA markets. >> Added two experienced portfolio managers. >> Closed two meaningful transactions in Q2 and building pipeline. >> Continuing to recruit team members in various markets. GOALS >> Recruit and build a team of commercial bankers in VA and NC. >> Target lower Middle Market clients and emphasize building full relationships. >> Drive balance sheet and P&L growth through relationship acquisition and cross-selling. >> Diversify the Bank’s balance sheet. STRATEGY >> Build out Middle Market teams in key markets in VA and NC. >> Target operating companies from $15-$150mm in revenue. >> Emphasize building full relationships to include credit, deposits, and treasury management services. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 14

SPECIALIZED LENDING Subscription (Capital Calls) Lending Asset-Based Lending including small ticket equipment finance, food and beverage Lender Finance and Solar PROGRESS TO DATE >> Partnered with InterContinental Beverage Capital, Inc. to roll out an innovative capital resource product for its clients. >> Supported First Priority Group in its next growth phase and provide its customers with new and innovative financial products and services. GOALS >> Diversify portfolio and contribute to growth in net interest margin. >> Identify and introduce specialized lending products whether by acquisition or organically grown. STRATEGY >> Target lending opportunities with top level management. >> Surround ourselves with top tier independent expertise. >> Enhance capabilities and point of differentiation through products, services, and relationship building. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 15

FEATURED GOVERNMENT-GUARANTEED LENDING CLIENT Yankee Point Marina is a full-service boatyard and marina located just off the Rappahannock River in Lancaster, VA. Todd and Kara Patterson, owners of B+G Marine Services in the British Virgin Islands, purchased Yankee Point in May 2022. The marina offers 101 slips with room for 180 boats in the boatyard, a full service fuel dock with diesel and non-ethanol gas, ships store with ice and bait, and a waterfront restaurant, “The Captains Lounge”. “Blue Ridge Bank has been a great business partner. The attention to detail Blue Ridge Bank provided $2.55 million SBA Loan for on our application and timelines made this deal possible. We could not be purchase of the marina property, which included the happier that we are working with Blue Ridge Bank and look forward to working docks and equipment. with them for many years to come.” -Todd and Kara Patterson, Yankee Point Marina ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 16

MARKETS OF OPERATION – VIRGINIA & MARYLAND

Washington DC MSA

- Area contains the largest MSA by population in the Southeastern U.S. and sixth largest in the U.S. [1]
- The region is one of the wealthiest in the Southeast with a median household income which is nearly double the national average [1]
- Economic prospects remain robust with a growing employment market due to it being a strong base for professional & business services as well as government employment [2]

North Central VA

- The region maintains a well-educated workforce and is home to top U.S. universities, including the University of Virginia and James Madison University
- Charlottesville and Harrisonburg MSAs are expected to exceed U.S. population growth between 2022 – 2027 and household income is projected to grow over 2% annually [1]
- The region maintains a diverse economy in key industries including financial services, biomedical and biotechnology, information technology, and manufacturing [3]

Richmond MSA

- The region encompasses the state capital and is home to top U.S. universities including Virginia Commonwealth University
- Richmond MSA is expected to exceed U.S. population growth between 2022 – 2027 [1]
- The region maintains a stable and diverse economy in an array of key industries and houses 7 Fortune 500 company headquarters [3]



Winchester
Washington D.C.
Harrisonburg
Fredericksburg
Charlottesville
Northern Neck
Richmond
VIRGINIA
Cape Charles
Norfolk
Virginia Beach
Danville
Bank Branch
Mortgage Office
LPO
Middle Market – Existing

Hampton Roads MSA

- Recognized as the 33rd largest Metropolitan Statistical Area (MSA) in the United States and the eighth-largest metro area in the Southeast United States [4]
- The area's economy is heavily influenced by the advanced manufacturing industry and the largest active-duty military population in the United States [4]
- The region has above average incomes, median household income of ~$75K vs. national median household income of ~$70K [1]

(1) Source: S&P Global Market Intelligence
(2) Source: Bureau of Labor Statistics
(3) Source: Virginia Economic Development Partnership
(4) Source: Virginia Beach Department of Economic Development

©2022 Blue Ridge Bank, N.A. All Rights Reserved.

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MARKETS OF OPERATION – NORTH CAROLINA Triad •Greensboro MSA is home to assorted industries with high concentration in financial services, information, manufacturing, and wholesale trading (1) •Population growth between 2022 – 2027 is expected to be above 2% annually (2) Triangle •Durham-Chapel Hill and Raleigh-Cary metro areas are expected to exceed U.S. population growth between 2022 – 2027 and household income is projected to grow over 3% annually (2) • Median household income above the national average (2) •The region provides a high quality of life and robust economy, enticing people from around the U.S. and students from nearby universities such as Duke, UNC, and Wake Forest to settle in the area North Carolina ranks No. 1 in America’s Top States for Business 2022 (1) Source: Greensboro North Carolina Government (2) Source: S&P Global Market Intelligence www.cnbc.com ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 18

SIGNIFICANT BALANCE SHEET GROWTH Source: Company financials. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 19

LOANS HELD FOR INVESTMENT PORTFOLIO Loan Composition Source: Company financials. (1) Excludes loans funded under the Paycheck Protection Program (“PPP”). ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 20

DEPOSIT PORTFOLIO (1) >> Cost of deposits was 0.26% for the second quarter of 2022, a decline of 0.01% from 0.27% for the first quarter of 2022 Deposit Composition >> Continued focus on noninterest DDA, a significant driver of commercial bank incentives Source: Company financials. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 21

PROFITABILITY SNAPSHOT (1) Adjusted amounts are Non-GAAP measures and exclude merger costs; see Appendix for reconciliation of Non-GAAP disclosures. Source: Company financials. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 22

ASSET QUALITY AND CREDIT CULTURE >> Commentary • Allowance for Loan Losses/Held for Investment Loans excludes purchase accounting adjustments (discounts) on acquired loans of $12.2 million as of June 30, 2022 (1) Source: (1) Ratios Company exclude financials remaining . discounts Bank-level related data. to acquisitions. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 23

PER SHARE GROWTH (3) (1) Book Non-GAAP Value measures; Per Share includes see Appendix the after-tax for reconciliation fair value of impact Non-GAAP of the company’s disclosures. available-for-sale // (2) All periods securities presented portfolio. are reflective Source: of the Company 3-for-2 financials. stock split effective April 30, 2021. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 24

LOOKING FORWARD Leverage footprint and scale to grow quality relationships Drive cross-selling opportunities across multiple business lines through CRM implementation Continue to integrate Fintech partnerships Leverage Fintech relationships to develop BaaS and lending opportunities Grow government-guaranteed lending business Adjust to contraction in mortgage lending activity Expand noninterest income through credit card, treasury services, and organic institutional growth ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 25

APPENDIX Appendix Financial Highlights and Reconciliation of Non-GAAP Disclosures ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 26

FINANCIAL HIGHLIGHTS ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 27

FINANCIAL HIGHLIGHTS (1) Annualized. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 28

APPENDIX: Reconciliation of Non-GAAP Disclosures (1) Assumes an income tax rate of 21% and full deductibility. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 29

APPENDIX: Reconciliation of Non-GAAP Disclosures (1) Excludes mortgage servicing rights. (2) Per share amounts and shares outstanding as of and for the periods stated are reflective of the 3-for-2 stock splits effective April 30, 2021. ©2022 Blue Ridge Bank, N.A. All Rights Reserved. 30

MYBRB.BANK ©2022 Blue Ridge Bank, N.A. All Rights Reserved.